SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K


                   Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  December 28, 1998


                              THE PROVIDENT BANK
          (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-A, which will issue the Provident Bank Home Equity Loan Trust 1997-A, Revolving Home Equity Loan Asset-Backed Certificates, Series 1997-A)


                              THE PROVIDENT BANK
              (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                  (State or Other Jurisdiction of Incorporation)


                333-35275                            31-0412725
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


              ONE EAST FOURTH STREET
              CINCINNATI, OHIO                            45202
             (Address of principal executive offices)     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                (513) 579-2000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of January 25, 1999.


                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997.


          Date:  February 23, 1999   By:  /s/ Judy L. Gomez
                                     Judy L. Gomez
                                     Assistant Vice President


                                  EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of January 25, 1999.






Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

      Investor 165,590,000.00 100,888,467.01     482,967.72   5,424,534.18   5,
>907,501.90           0.00           0.00  95,463,932.83
      Transfero          0.00           0.00     279,652.86   2,183,614.17   2,
>463,267.03           0.00           0.00           0.00


TOTALS         165,590,000.00 100,888,467.01     762,620.58   7,608,148.35   8,
>370,768.93           0.00           0.00  95,463,932.83

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

      Investor 743844AV4          609.266665       2.916648      32.758827
> 35.675475     576.507838       5.222340%         N/A
      Transferor                    0.000000       1.688827      13.186872
> 14.875699       0.000000       0.000000%      0.000000%


SELLER:                       The Provident Bank                           ADMI
>NISTRATOR:                 Alan T. Sueda
SERVICER:                     The Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  November 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            December 28, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company
Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders


Distribution Date:            December 28, 1998

TOTAL SERVICING FEES ACCRUED FOR THE CURRENT PERIOD:
>                                              44,149.16
TRUSTEE FEES PAYABLE TO THE TRUSTEE FOR THE CURRENT PERIOD:
>                                                 882.98
INSURANCE PREMIUM PAYABLE TO THE CERTIFICATE INSURER FOR THE CURRENT PERIOD:
>                                               9,248.11

DELINQUENT AND
>                                                  LOANS
FORECLOSURE LOAN                                                     30-59
>     60-89           90 +                           IN
INFORMATION                                                           DAYS
>      DAYS           DAYS          TOTAL   FORECLOSURE
PRINCIPAL BALANCE                                             1,415,827.44
> 94,300.21     209,921.92   1,720,049.57     217,233.87
PERCENTAGE OF POOL BALANCE                                          1.4083%
>    0.0938%        0.2088%        1.7109%        0.2161%
NUMBER OF LOANS                                                         56
>         8             19             83              7


INVESTOR FLOATING ALLOCATION PERCENTAGE
>                                                  91.69%

THE INVESTED AMOUNT
>                                          97,153,630.99

AGGREGATE BEGINNING POOL BALANCE
>                                         105,957,981.45
AGGREGATE ENDING POOL BALANCE
>                                         100,533,447.27

OVERCOLLATERALIZATION AMOUNT
>                                           1,689,698.16

CREDIT ENHANCEMENT DRAW AMOUNT
>                                           3,734,836.02

TRANSFEROR NOTIONAL BALANCE
>                                           3,379,816.28
TRANSFEROR CURRENT PERIOD CERTIFICATE INTEREST
>                                              63,368.32
AVAILABLE FUNDS REMAINING TO TRANSFEROR FOR CURRENT PERIOD
>                                             216,284.54

BOOK VALUE OF ANY REO PROPERTY
>                                                   0.00


ACCRUED INVESTOR CERTIFICATE INTEREST SHORTFALL TRACKING :

                                                                             BE
>G UNPAID       LESS :         PLUS :     ENDING UNPAID
                                                                              I
>NTEREST        CURRENT       CURRENT        INTEREST
                                                                              S
>HORTFALL       PAYMENT       SHORTFALL      SHORTFALL
                                                            CLASS A
>      0.00           0.00           0.00           0.00

                                                            TOTALS :
>      0.00           0.00           0.00           0.00

UNREIMBURSED INVESTOR LOSS REDUCTION AMOUNTS :

                                                                             BE
>G UNPAID       LESS :         PLUS :     ENDING UNPAID
                                                                           LOSS
> REDUCTION     CURRENT    LOSS REDUCTION LOSS REDUCTION

>AMOUNT         PAYMENT        AMOUNT         AMOUNT
                                                            CLASS A
>      0.00           0.00           0.00           0.00

                                                            TOTALS :
>      0.00           0.00           0.00           0.00


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company






Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

      Investor 165,590,000.00  95,463,932.83     430,973.62   4,239,616.22   4,
>670,589.84           0.00           0.00  91,224,316.61
      Transfero          0.00           0.00     322,407.28   3,010,407.14   3,
>332,814.42           0.00           0.00           0.00


TOTALS         165,590,000.00  95,463,932.83     753,380.90   7,250,023.36   8,
>003,404.26           0.00           0.00  91,224,316.61

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

      Investor 743844AV4          576.507838       2.602655      25.603093
> 28.205748     550.904744       5.804380%         N/A
      Transferor                    0.000000       1.947021      18.179885
> 20.126906       0.000000       0.000000%      0.000000%


SELLER:                       The Provident Bank                           ADMI
>NISTRATOR:                 Alan T. Sueda
SERVICER:                     The Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  December 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            January 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders


Distribution Date:            January 25, 1999

TOTAL SERVICING FEES ACCRUED FOR THE CURRENT PERIOD:
>                                              41,888.94
TRUSTEE FEES PAYABLE TO THE TRUSTEE FOR THE CURRENT PERIOD:
>                                                 837.78
INSURANCE PREMIUM PAYABLE TO THE CERTIFICATE INSURER FOR THE CURRENT PERIOD:
>                                               7,424.97

DELINQUENT AND
>                                                  LOANS
FORECLOSURE LOAN                                                     30-59
>     60-89           90 +                           IN
INFORMATION                                                           DAYS
>      DAYS           DAYS          TOTAL   FORECLOSURE
PRINCIPAL BALANCE                                             1,535,618.66
>162,830.69     328,313.48   2,026,762.83     217,233.87
PERCENTAGE OF POOL BALANCE                                          1.5947%
>    0.1691%        0.3409%        2.1048%        0.2256%
NUMBER OF LOANS                                                         55
>        10             18             83              7


INVESTOR FLOATING ALLOCATION PERCENTAGE
>                                                  92.42%

THE INVESTED AMOUNT
>                                          92,914,014.77

AGGREGATE BEGINNING POOL BALANCE
>                                         100,533,447.27
AGGREGATE ENDING POOL BALANCE
>                                          96,293,831.05

OVERCOLLATERALIZATION AMOUNT
>                                           1,689,698.16

CREDIT ENHANCEMENT DRAW AMOUNT
>                                           2,549,918.06

TRANSFEROR NOTIONAL BALANCE
>                                           3,379,816.28
TRANSFEROR CURRENT PERIOD CERTIFICATE INTEREST
>                                              57,098.76
AVAILABLE FUNDS REMAINING TO TRANSFEROR FOR CURRENT PERIOD
>                                             265,308.52

BOOK VALUE OF ANY REO PROPERTY
>                                                   0.00


ACCRUED INVESTOR CERTIFICATE INTEREST SHORTFALL TRACKING :

                                                                             BE
>G UNPAID       LESS :         PLUS :     ENDING UNPAID
                                                                              I
>NTEREST        CURRENT       CURRENT        INTEREST
                                                                              S
>HORTFALL       PAYMENT       SHORTFALL      SHORTFALL
                                                            CLASS A
>      0.00           0.00           0.00           0.00

                                                            TOTALS :
>      0.00           0.00           0.00           0.00

UNREIMBURSED INVESTOR LOSS REDUCTION AMOUNTS :

                                                                             BE
>G UNPAID       LESS :         PLUS :     ENDING UNPAID
                                                                           LOSS
> REDUCTION     CURRENT    LOSS REDUCTION LOSS REDUCTION

>AMOUNT         PAYMENT        AMOUNT         AMOUNT
                                                            CLASS A
>      0.00           0.00           0.00           0.00

                                                            TOTALS :
>      0.00           0.00           0.00           0.00


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company